SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

Date of Report: December 20, 2000
(Date of earliest event reported)

Commission File No. 333-65481



                    WELLS FARGO ASSET SECURITIES CORPORATION
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      DELAWARE                                                   52-1972128
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(State of Incorporation)                   (I.R.S. Employer Identification No.)


7485 New Horizon Way
FREDERICK, MARYLAND                                                 21703
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Address of principal executive offices                           (Zip Code)


                                 (301) 846-8881
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               Registrant's Telephone Number, including area code


                      NORWEST ASSET SECURITIES CORPORATION
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(Former  name,  former  address and former  fiscal year,  if changed  since last report)

ITEM 5. OTHER EVENTS

     Attached as an exhibit are the Computational Materials (as defined in the no-action letter dated May 21, 1994 issued by the Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation (the "Kidder Letter")) prepared by Lehman Brothers Inc. and Wells Fargo Brokerage Services, LLC which are hereby filed pursuant to such letter.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (c) Exhibits

Item 601(a)
of Regulation S-K
EXHIBIT NO.                             DESCRIPTION
----------                              -----------
       (99)                             Computational Materials prepared by
                                        Lehman Brothers Inc. and Wells Fargo
                                        Brokerage Services, LLC in connection
                                        with Wells Fargo Asset Securities
                                        Corporation, Mortgage Pass-Through
                                        Certificates, Series 2000-14.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      WELLS FARGO ASSET SECURITIES
                                       CORPORATION

December 20, 2000

                                 By:        /S/ Alan S. McKenney
                                            ------------------------------------
                                            Alan S. McKenney
                                            Vice President

                                INDEX TO EXHIBITS


                                                                  Paper (P) or
EXHIBIT NO.             DESCRIPTION                               ELECTRONIC (E)
-----------             -----------                               --------------
   (99)                 Computational Materials                         P
                        prepared by Lehman
                        Brothers Inc. and Wells
                        Fargo Brokerage Services,
                        LLC in connection
                        with Wells Fargo Asset
                        Securities Corporation,
                        Mortgage Pass-Through
                        Certificates, Series 2000-14.